UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2002

PLANTRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12696	77-0207692
(State or other jurisdiction of incorporation or organization)	Commission File No	(I.R.S. Employer Identification Number)

345 Encinal Street
Santa Cruz, California 95060

(Address of principal executive offices)

(831) 426-5858

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 15, 2002, Plantronics, Inc. issued a press release announcing that the Board of Directors of Plantronics approved the adoption of a Stockholder Rights Plan. The press release is attached as Exhibit 99.1 to this current report.

     This summary is qualified in its entirety by reference to Exhibit 99.1 to this current report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description of Exhibits

99.1	Plantronics, Inc. Press Release issued on March 15, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANTRONICS, INC. (Registrant)

Date: March 15, 2002	By:	/s/ Barbara V. Scherer

Barbara V. Scherer Senior Vice President – Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Plantronics, Inc. Press Release issued on March 15, 2002.